Morgan Stanley Latin American Growth Fund
LETTER TO THE SHAREHOLDERS / / JANUARY 31, 2002

Dear Shareholder:
Despite strong country returns from Colombia, Peru and Mexico, the Latin American equity markets declined -16.36 percent during the 12-month period ended January 31, 2002. The region nevertheless outperformed the developed international markets, as measured by the Morgan Stanley Capital International
(MSCI) EAFE Index, which fell -25.58 percent.

Market Overview
The Latin American equity markets, along with the global equity markets, fell sharply in the aftermath of the September 11 attacks in the United States, driven by heightened risk aversion and a deteriorating economic outlook worldwide. In September, Latin American equities fell 16 percent to end the third quarter down 23.5 percent. Prior to the September 11 events, the region's markets were led lower because of default fears in Argentina and concerns over economic slowdowns in Mexico and Brazil.

During the fourth quarter of 2001, Latin American equities returned 22.5 percent, rebounding from the sharp downturn that followed the events of September 11. Since hitting a low on September 21, 2001, the region's markets rallied 26.8 percent through the end of January, fueled by encouraging U.S. economic data. Market sentiment then improved as expectations grew for a U.S.-led global economic recovery in 2002. Global monetary easing, anti-terrorist success in Afghanistan and a fall in energy prices all helped support economic recovery in the United States.

Argentina
The Argentine market (down -51.45 percent over this period) led the region lower as investors remained concerned about the country's financial problems, given its economic conditions, particularly following the attacks in the United States. During the period under review, the Argentine government officially defaulted on $141 billion in debt and abandoned its decade-old currency convertibility law. Economic data continued to decline and social tensions remained high as controversial banking controls were passed. In December, the Argentine assembly named a new president, Senator Eduardo Duhalde, the fifth following the resignation of Fernando de la Rua. Duhalde is expected to remain in power until December 2003, ending the four-year mandate that started under former president De la Rua. In January the Argentine market remained closed for nine days due to the country's financial concerns. On January 6, President Duhalde officially ended convertibility and established a dual exchange rate system, one for trade and a separate free-floating rate for all other transactions. The free-floating peso, as measured by the MSCI, depreciated
49.4 percent in January. On the economic front, Duhalde's appointment has done nothing to instill confidence that the country will move forward in a positive manner from here and we can expect political upheaval to continue. We anticipate little global contagion, as most investors have been aware of

Morgan Stanley Latin American Growth Fund
Letter to the Shareholders / / January 31, 2002 CONTINUED

the Argentine risk for many months. While some short-term regional spillover is possible, we believe that the rest of Latin America, namely Mexico, is well positioned to withstand the crisis. The Fund remains on the sideline in regards to the Argentine equity market, given our expectations that economic activity will remain weak, undermining the outlook for corporate earnings growth.

Mexico
In Mexico (up 12 percent) market gains were driven by expectations of a quick U.S. economic recovery and by the growing U.S. convergence story. Mexico continues to be viewed as a regional safe haven supported by historically low interest rates, a strong peso, increased corporate activity and an improved credit and economic outlook. As of this writing, three major credit agencies -- Moody's Investors Services, Fitch and Standard & Poor's Corporation -- have recently upgraded or rated Mexican debt investment grade. On December 31, 2001, the long-awaited budget for 2002 was passed. It included taxes on various industries such as wireless telecom services and beverages. In the near term, we expect the combination of low real interest rates, a relatively stable currency and fiscal discipline to help support the Mexican economic recovery once conditions in the United States (especially industrial production) start to improve. Mexico, given its ties to the U.S. economy, is expected to be the country in the region to benefit the most from an improvement in U.S. economic conditions. In 2002, we will continue to monitor the reaction to fiscal reform and the 2002 budget and its further impact on Mexico's credit rating. In addition, we will closely watch developments in oil price trends, U.S. economic data and the slipping popularity of the Fox administration.

Brazil
Despite improvement in Brazil's trade balance and lower energy prices, its equity market fell -31.38 percent on Argentine concerns, weakness in the Real and political uncertainty. Adding to investor concerns were the announcement of changes to electricity regulation in January and a Brazilian central bank decision to leave rates unchanged due to a slower than expected decline in inflation. Nevertheless, the Brazilian market rallied 28.9 percent from its September 21 lows as the local currency showed some decoupling from Argentine risk and appreciated 15.5 percent. While equity market valuations are currently cheap using the strengthened exchange rate against the U.S. dollar, we believe that the Real may weaken somewhat over the next few months, thus diminishing the attraction of these stocks. The noise surrounding the presidential election in October 2002 and potential further fallout from the Argentine default and devaluation may cause capital in the form of foreign direct investment to be withheld, thus creating the

Morgan Stanley Latin American Growth Fund
Letter to the Shareholders / / January 31, 2002 CONTINUED

need for a weaker currency to fund the current-account deficit. However, our long-term outlook remains positive.

Performance
For the 12-month period ended January 31, 2002, Morgan Stanley Latin American Growth Fund's Class B shares posted a total return of -16.36 percent compared to -13.32 percent for the Standard & Poor's/ IFC Latin American Index and -13.82 percent for the MSCI Emerging Markets Free Latin American (EMF LA) Net Index. For the same period, the Fund's Class A, C and D shares had total returns of -15.80 percent, -16.34 percent and -15.54 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

Positive stock selection in Brazil relative to the MSCI EMF LA Net Index was reduced by stock selection in Mexico, Argentina and Venezuela. On a country allocation basis the Fund's overweighted stance in Mexico, coupled with our underweighted positions in Argentina, Chile and Venezuela, added positively to relative performance. Country allocations in Brazil, Peru and Colombia detracted from performance.

Portfolio Strategy
On January 31, 2002, the Fund's largest country allocations were Mexico and Brazil. On a relative basis, our key overweighting remains in Mexico, while in Brazil we have a slight overweighting. The Fund remains underweighted in the rest of the region. Within Mexico we are focused on telecommunications and consumer noncyclicals (such as select beverage and consumer staples). We expect the combination of low real interest rates and fiscal discipline to help support the Mexican economic recovery once conditions in the United States start to improve. In Brazil we are focused on telecommunications, electric utilities and banking stocks, which we believe can offer a relatively stable earnings outlook in the current environment. Short-term equity market conditions in Brazil are expected to remain difficult, given the country's lowered growth expectations, the pending elections and concerns over Argentina. Brazilian interest rates are expected to remain high due to uncertainty over Argentina and the weakness in the Real. Weak economic data, a poor political environment, relatively expensive valuations and low liquidity have led us to underweight Chile, Colombia, Peru and Venezuela.

Morgan Stanley Latin American Growth Fund
Letter to the Shareholders / / January 31, 2002 CONTINUED

Looking Ahead
Overall, our long-term outlook for the Latin American region remains positive. In the near term, we believe that Brazil has only limited upside potential given the political uncertainty ahead of the October elections, the market's outperformance since the September 21 low and its mixed fundamental outlook. Nevertheless, this near-term trading environment does not change our positive long-term posture, given the strong global liquidity, relatively cheap valuations and corporate restructuring that could continue to support selected Latin American countries. We believe the cyclical bottom is forming in the United States and as a result maintain our global view that the turnaround in growth (and thus in the Latin American markets) has begun to point to a recovery.

We appreciate your ongoing support of Morgan Stanley Latin American Growth Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT

Morgan Stanley Latin American Growth Fund
FUND PERFORMANCE / / JANUARY 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000-CLASS B
($ in Thousands)

                  FUND     S&P/IFCI(4)  MSCI EMF LA(5)
December 1992     $10,000      $10,000         $10,000
January 1993       $9,570       $9,707          $9,856
April 1993         $9,480      $10,047          $9,962
July 1993         $10,200      $11,051         $11,160
October 1993      $11,800      $13,041         $12,820
January 1994      $16,220      $18,234         $17,925
April 1994        $12,572      $15,046         $14,987
July 1994         $12,610      $16,017         $16,264
October 1994      $14,209      $18,351         $18,746
January 1995       $9,712      $12,253         $13,799
April 1995         $8,829      $11,761         $13,037
July 1995          $9,172      $12,683         $13,960
October 1995       $8,268      $11,488         $12,873
January 1996       $9,847      $13,254         $14,887
April 1996         $9,940      $13,427         $14,992
July 1996         $10,148      $13,405         $15,246
October 1996      $10,439      $13,773         $15,877
January 1997      $11,914      $15,509         $18,126
April 1997        $13,077      $17,013         $19,983
July 1997         $16,079      $20,967         $24,539
October 1997      $12,942      $16,893         $19,696
January 1998      $12,558      $16,232         $19,310
April 1998        $13,856      $17,996         $21,266
July 1998         $11,924      $15,466         $18,283
October 1998       $8,985      $11,774         $14,182
January 1999       $7,520      $10,477         $12,427
April 1999        $10,792      $15,393         $18,199
July 1999          $9,868      $14,417         $17,049
October 1999       $9,888      $14,527         $17,184
January 2000      $12,423      $18,458         $21,440
April 2000        $11,976      $18,049         $20,765
July 2000         $12,132      $18,338         $21,110
October 2000      $11,197      $17,050         $19,631
January 2001      $11,997      $18,525         $21,399
April 2001        $10,543      $16,540         $19,443
July 2001         $10,107      $16,099         $18,690
October 2001       $8,528      $13,346         $15,758
January 2002   $10,034(3)      $15,965         $18,549

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                    Average Annual Total Returns
   ----------------------------------------------------------------------------------------------
                     Class A*                                         Class B**
   --------------------------------------------     ---------------------------------------------
   Period Ended 1/31/02                             Period Ended 1/31/02
   -------------------------                        -------------------------
   1 Year                     (15.80)%(1) (20.22)%(2) 1 Year                   (16.36)%(1) (20.55)%(2)
   Since Inception (7/28/97)  (8.85)%(1) (9.93)%(2) 5 Years                    (3.38)%(1)  (3.77)%(2)
                                                    Since Inception
                                                     (12/30/92)                0.04%(1)    0.04%(2)

                     Class C+                                           Class D++
   ---------------------------------------------      ---------------------------------------------
   Period Ended 1/31/02                               Period Ended 1/31/02
   -------------------------                          -------------------------
   1 Year                     (16.34)%(1) (17.17)%(2) 1 Year                     (15.54)%(1)
   Since Inception (7/28/97)  (9.54)%(1)  (9.54)%(2)  Since Inception (7/28/97)  (8.67)%(1)

---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
(3)  CLOSING VALUE ASSUMING A COMPLETE REDEMPTION ON JANUARY 31, 2002.
(4) THE S&P/IFCI LATIN AMERICA INDEX IS A BROAD, NEUTRAL AND HISTORICALLY CONSISTENT BENCHMARK FOR THE LATIN AMERICAN MARKETS. THE INDEX INCLUDES SELECTED SECURITIES FROM ARGENTINA, BRAZIL, CHILE, COLOMBIA, MEXICO, PERU AND VENEZUELA REFLECTING RESTRICTIONS ON FOREIGN INVESTMENT, MARKET CAPITALIZATION, AND LIQUIDITY. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
(5) THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE LATIN AMERICA INDEX (MSCI EMF LA INDEX) IS A MARKET CAPITALIZATION WEIGHTED INDEX THAT INCLUDES SELECT SECURITIES FROM ARGENTINA, BRAZIL, CHILE, COLOMBIA, MEXICO, PERU, AND VENEZUELA. FOR THE PERIOD FROM THE FUND'S INCEPTION THROUGH DECEMBER 31, 2000, THE INDEX'S RETURNS INCLUDE THOSE OF THE MSCI EMF LA'S "GROSS" INDEX WHICH ASSUMES DIVIDENDS GROSS OF WITHHOLDING TAXES BUT NET OF DOMESTIC TAX CREDITS. FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH JANUARY 31, 2002, THE INDEX'S RETURNS REFLECT THOSE OF THE "NET" INDEX WHICH REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. PRIOR TO DECEMBER 31, 2000, THE MSCI EMF LA CALCULATED RETURNS USING ONLY THE "GROSS" INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D SHARES HAVE NO SALES CHARGE.

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JANUARY 31, 2002

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             Common and Preferred Stocks (96.2%)
             Brazil (36.7%)
             AEROSPACE & DEFENSE
     28,500  Empresa Brasileira de Aeronautica S.A.
              (ADR) (Pref.)..........................  $   625,575
                                                       -----------
             BEVERAGES: ALCOHOLIC
    117,630  Companhia de Bebidas das Americas (ADR)
              (Pref.)................................    2,245,557
                                                       -----------
             ELECTRIC UTILITIES
 16,419,000  Centrais Electricas Brasileiras S.A.....      246,013
        200  Centrais Electricas Brasileiras S.A.
              (Class B) (ADR) (Pref.)................        1,350
114,812,000  Centrais Electricas Brasileiras S.A.
              (Class B) (Pref.)......................    1,540,973
     63,400  Companhia Energetica de Minas Gerais
              (ADR) (Pref.)..........................      938,320
 26,642,284  Companhia Energetica de Minas Gerais
              (Pref.)................................      386,059
 94,139,000  Companhia Paranaense de Energia - Copel
              (Pref.)................................      662,951
                                                       -----------
                                                         3,775,666
                                                       -----------
             INDUSTRIAL CONGLOMERATES
    697,050  Itausa - Investimentos Itau S.A.
              (Pref.)................................      609,269
                                                       -----------
             INTEGRATED OIL
      1,706  Petroleo Brasileiro S.A.................       35,046
    135,180  Petroleo Brasileiro S.A. (ADR)..........    2,832,021
     10,071  Petroleo Brasileiro S.A. (ADR)
              (Pref.)................................      205,247
    105,815  Petroleo Brasileiro S.A. (Pref.)........    2,108,410
                                                       -----------
                                                         5,180,724
                                                       -----------
             MAJOR TELECOMMUNICATIONS
 33,816,000  Brasil Telecom Participacoes S.A.
              (Pref.)................................      237,580

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

 48,381,000  Brasil Telecom S.A. (Pref.).............  $   242,506
 21,432,000  Telemar Norte Leste S.A. (Class A)
              (Pref.)................................      472,498
                                                       -----------
                                                           952,584
                                                       -----------
             OTHER METALS/MINERALS
     70,748  Companhia Vale do Rio Doce (Pref.)
              (Class A)..............................    1,568,238
     48,620  Companhia Vale do Rio Doce
              (Class A)(ADR) (Pref.).................    1,084,226
    266,358  Companhia Vale do Rio Doce
              (Debentures)*..........................      --
                                                       -----------
                                                         2,652,464
                                                       -----------
             PULP & PAPER
      9,640  Aracruz Celulose S.A. (Class B) (ADR)
              (Pref.)................................      169,182
      9,100  Votorantim Celulose e Papel S.A. (ADR)
              (Pref.)*...............................      145,600
  6,031,000  Votorantim Celulose e Papel S.A.
              (Pref.)................................      193,297
                                                       -----------
                                                           508,079
                                                       -----------
             REGIONAL BANKS
     19,680  Banco Bradesco S.A. (ADR) (Pref.).......      495,936
213,238,258  Banco Bradesco S.A. (Pref.).............    1,064,425
 29,022,960  Banco Itau S.A. (Pref.).................    2,037,619
     22,895  Unibanco-Uniao de Bancos Brasileiros
              S.A. (GDR) (Units)+....................      523,380
                                                       -----------
                                                         4,121,360
                                                       -----------
             SPECIALTY TELECOMMUNICATIONS
     38,100  Embratel Participacoes S.A. (ADR)
              (Pref.)................................      137,160
 52,604,000  Embratel Participacoes S.A. (Pref.).....      187,404
     26,253  Tele Norte Leste Participacoes S.A.
              (ADR) (Pref.)..........................      351,265

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JANUARY 31, 2002 CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

 10,383,000  Tele Norte Leste Participacoes S.A.
              (Pref.)................................  $   137,551
                                                       -----------
                                                           813,380
                                                       -----------
             STEEL
 40,767,000  Companhia Siderurgica Nacional S.A......      629,913
      9,900  Companhia Siderurgica Nacional S.A.
              (ADR)..................................      154,242
 67,494,000  Gerdau S.A. (Pref.).....................      651,174
                                                       -----------
                                                         1,435,329
                                                       -----------
             WIRELESS TELECOMMUNICATIONS
  1,850,000  Celular CRT Participacoes S.A.
              (Class A) (Pref.)......................      344,863
    117,300  Tele Centro Oesto Celular Participacoes
              S.A. (ADR) (Pref.).....................      674,475
295,931,000  Tele Norte Celular Participacoes S.A.
              (Pref.)................................      106,653
 71,947,000  Telemig Celular Participacoes S.A.
              (Pref.)................................      107,593
      1,700  Telemig Celular Participacoes S.A. (ADR)
              (Pref.)................................       51,170
     36,450  Telesp Celular Participacoes S.A. (ADR)
              (Pref.)................................      277,020
                                                       -----------
                                                         1,561,774
                                                       -----------
             Total Brazil............................   24,481,761
                                                       -----------
             Chile (6.4%)
             BEVERAGES: ALCOHOLIC
     31,350  Compania Cervecerias Unidas S.A.
              (ADR)..................................      500,032
                                                       -----------
             ELECTRIC UTILITIES
     40,800  Empresa Nacional de Electricidad S.A.
              (ADR)..................................      387,600
     50,500  Enersis S.A. (ADR)......................      532,775
                                                       -----------
                                                           920,375
                                                       -----------

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             FOOD RETAIL
     20,900  Distribucion y Servicio D&S S.A.
              (ADR)..................................  $   270,655
                                                       -----------
             INDUSTRIAL CONGLOMERATES
     31,100  Quinenco S.A. (ADR)*....................      209,303
                                                       -----------
             MAJOR TELECOMMUNICATIONS
    100,348  Cia de Telecommunicaciones de Chile S.A.
              (Series A) (ADR)*......................    1,384,802
                                                       -----------
             REGIONAL BANKS
     31,907  Banco de Chile (Series F)*..............      572,731
     12,000  Banco Santander Chile (ADR).............      204,000
      8,700  Banco Santiago S.A. (ADR)...............      188,790
                                                       -----------
                                                           965,521
                                                       -----------
             Total Chile.............................    4,250,688
                                                       -----------
             Luxembourg (0.6%)
             BEVERAGES: ALCOHOLIC
     39,950  Quilmes Industrial S.A. (Quinsa)
              (Class B) (ADR)........................      399,899
                                                       -----------
             Mexico (52.0%)
             BEVERAGES: ALCOHOLIC
    281,430  Grupo Modelo S.A. de C.V. (Series C)....      682,143
                                                       -----------
             BEVERAGES: NON-ALCOHOLIC
     42,570  Fomento Economico Mexicano, S.A. de C.V.
              (ADR) (Units)+.........................    1,728,342
     89,300  Fomento Economico Mexicano, S.A. de C.V.
              (Units)+...............................      361,529
     48,300  Panamerican Beverages, Inc. (Class A)..       728,364
                                                       -----------
                                                         2,818,235
                                                       -----------
             BROADCASTING
     70,925  Grupo Televisa S.A. (ADR)*..............    3,163,255
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JANUARY 31, 2002 CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             CONSTRUCTION MATERIALS
    143,400  Cemex S.A. de C.V. - CPO................  $   758,099
     77,057  Cemex S.A. de C.V. - CPO (ADR)..........    2,034,305
                                                       -----------
                                                         2,792,404
                                                       -----------
             DISCOUNT STORES
        189  Wal-Mart de Mexico S.A. C.V. (Series
              V).....................................          545
                                                       -----------
             HOUSEHOLD/PERSONAL CARE
    677,000  Kimberly-Clark de Mexico, S.A. de C.V.
              (A Shares).............................    1,855,301
                                                       -----------
             INDUSTRIAL CONGLOMERATES
    578,100  Alfa, S.A. (Class A)....................      930,994
                                                       -----------
             MAJOR TELECOMMUNICATIONS
    166,500  Carso Global Telecom (Series A1)*.......      405,570
    217,592  Telefonos de Mexico S.A. de C.V.
              (Series L) (ADR).......................    8,355,533
                                                       -----------
                                                         8,761,103
                                                       -----------
             MISCELLANEOUS COMMERCIAL SERVICES
     97,600  Grupo Mexico S.A. (Series B)............      161,867
                                                       -----------
             MISCELLANEOUS MANUFACTURING
    130,200  Grupo Carso S.A. de C.V.
              (Series A1)*...........................      506,073
                                                       -----------
             OILFIELD SERVICES/EQUIPMENT
     64,280  Tubos de Acero de Mexico S.A. (ADR).....      639,586
                                                       -----------
             OTHER TRANSPORTATION
     52,400  Grupo Aeroportuario del Sureste S.A. de
              C.V. (ADR) (Series B)*.................      754,560
                                                       -----------
             REGIONAL BANKS
    326,000  Grupo Financiero Banorte S.A. de C.V. (O
              Shares)*...............................      729,309

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

  2,286,843  Grupo Financiero BBVA Bancomer, S.A. de
              C.V. (O Shares)*.......................  $ 2,491,832
                                                       -----------
                                                         3,221,141
                                                       -----------
             SPECIALTY STORES
  1,588,418  Wal-Mart de Mexico S.A. de C.V.
              (Series C).............................    3,988,821
                                                       -----------
             WIRELESS TELECOMMUNICATIONS
    222,753  America Movil S.A. de C.V. (Series L)
              (ADR)..................................    4,410,509
                                                       -----------
             Total Mexico............................   34,686,537
                                                       -----------
             Venezuela (0.5%)
             MAJOR TELECOMMUNICATIONS
     19,660  Compania Anonima Nacional Telefonos de
              Venezuela (ADR)........................      312,594
                                                       -----------

  Total Investments
   (COST $64,907,723) (a).................    96.2%  64,131,479
  Other Assets in Excess of Liabilities...     3.8    2,533,229
                                            ------  -----------
  Net Assets..............................   100.0% $66,664,708
                                            ======  ===========

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   GDR  GLOBAL DEPOSITORY RECEIPT.
    *   NON-INCOME PRODUCING SECURITY.
    + CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
   (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $7,882,730 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,658,974, RESULTING IN NET UNREALIZED DEPRECIATION OF $776,244.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
SUMMARY OF INVESTMENTS / / JANUARY 31, 2002

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Aerospace & Defense.....................  $   625,575       0.9%
Beverages: Alcoholic....................    3,827,631       5.7
Beverages: Non-Alcoholic................    2,818,235       4.2
Broadcasting............................    3,163,255       4.7
Construction Materials..................    2,792,404       4.2
Discount Stores.........................          545       0.0
Electric Utilities......................    4,696,041       7.0
Food Retail.............................      270,655       0.4
Household/Personal Care.................    1,855,301       2.8
Industrial Conglomerates................    1,749,566       2.6
Integrated Oil..........................    5,180,724       7.8
Major Telecommunications................   11,411,083      17.1
Miscellaneous Commercial Services.......      161,867       0.2
Miscellaneous Manufacturing.............      506,073       0.8
Oilfield Services/Equipment.............      639,586       1.0
Other Metals/Minerals...................    2,652,464       4.0

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Other Transportation....................  $   754,560       1.1%
Pulp & Paper............................      508,079       0.8
Regional Banks..........................    8,308,022      12.5
Specialty Stores........................    3,988,821       6.0
Specialty Telecommunications............      813,380       1.2
Steel...................................    1,435,329       2.2
Wireless Telecommunications.............    5,972,283       9.0
                                          -----------   -------
                                          $64,131,479      96.2%
                                          ===========   =======

                                                       PERCENT OF
TYPE OF INVESTMENT                           VALUE     NET ASSETS

-----------------------------------------------------------------

Common Stocks...........................  $44,070,333      66.1%
Preferred Stocks........................   20,061,146      30.1
                                          -----------   -------
                                          $64,131,479      96.2%
                                          ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JANUARY 31, 2002

Assets:
Investments in securities, at value (cost
 $64,907,723).....................................  $ 64,131,479
Cash..............................................       890,641
Receivable for:
  Investments sold................................     1,504,324
  Dividends.......................................       392,812
  Shares of beneficial interest sold..............         2,359
Prepaid expenses and other assets.................        74,984
                                                    ------------
    Total Assets..................................    66,996,599
                                                    ------------
Liabilities:
Payable for:
  Investments purchased...........................        74,171
  Investment management fee.......................        71,389
  Shares of beneficial interest repurchased.......        64,657
  Distribution fee................................        51,599
Accrued expenses and other payables...............        70,075
                                                    ------------
    Total Liabilities.............................       331,891
                                                    ------------
    Net Assets....................................  $ 66,664,708
                                                    ============
Composition of Net Assets:
Paid-in-capital...................................  $151,180,680
Net unrealized depreciation.......................      (774,684)
Accumulated undistributed net investment income...       150,082
Accumulated net realized loss.....................   (83,891,370)
                                                    ------------
    Net Assets....................................  $ 66,664,708
                                                    ============
Class A Shares:
Net Assets........................................      $547,050
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        54,575
    Net Asset Value Per Share.....................  $      10.02
                                                    ============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE).......................................  $      10.58
                                                    ============
Class B Shares:
Net Assets........................................   $60,158,567
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................     6,224,647
    Net Asset Value Per Share.....................  $       9.66
                                                    ============
Class C Shares:
Net Assets........................................      $503,997
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        52,009
    Net Asset Value Per Share.....................  $       9.69
                                                    ============
Class D Shares:
Net Assets........................................    $5,455,094
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       539,580
    Net Asset Value Per Share.....................  $      10.11
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
Financial Statements CONTINUED

Statement of Operations
FOR THE YEAR ENDED JANUARY 31, 2002

Net Investment Income:
Income
Dividends (net of $257,517 foreign withholding
 tax).............................................  $  2,633,225
Interest..........................................        17,644
                                                    ------------
    Total Income..................................     2,650,869
                                                    ------------
Expenses
Investment management fee.........................       988,996
Distribution fee (Class A shares).................         1,759
Distribution fee (Class B shares).................       711,482
Distribution fee (Class C shares).................         5,511
Transfer agent fees and expenses..................       267,314
Foreign exchange provisional tax..................       110,342
Professional fees.................................        68,883
Shareholder reports and notices...................        45,286
Registration fees.................................        30,414
Trustees' fees and expenses.......................        12,654
Custodian fees....................................         6,623
Other.............................................        16,726
                                                    ------------
    Total Expenses................................     2,265,990
                                                    ------------
    Net Investment Income.........................       384,879
                                                    ------------

Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
  Investments.....................................     5,918,062
  Foreign exchange transactions...................      (171,336)
                                                    ------------
      Net Gain....................................     5,746,726
                                                    ------------
Net change in unrealized appreciation/depreciation
 on:
  Investments.....................................   (24,669,576)
  Translation of other assets and liabilities
   denominated in foreign currencies..............         4,369
                                                    ------------
    Net Depreciation..............................   (24,665,207)
                                                    ------------

    Net Loss......................................   (18,918,481)
                                                    ------------

Net Decrease......................................  $(18,533,602)
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
Financial Statements CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          JANUARY 31, 2002  JANUARY 31, 2001
                                          ----------------  ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)............    $    384,879      $   (882,463)
Net realized gain.......................       5,746,726        11,678,288
Net change in unrealized depreciation...     (24,665,207)      (16,964,416)
                                            ------------      ------------

    Net Decrease........................     (18,533,602)       (6,168,591)

Net decrease from transactions in shares
 of beneficial interest.................     (25,317,703)      (22,128,668)
                                            ------------      ------------

    Net Decrease........................     (43,851,305)      (28,297,259)
Net Assets:
Beginning of period.....................     110,516,013       138,813,272
                                            ------------      ------------
End of Period (Including accumulated
 undistributed net investment income of
 $150,082 and an accumulated net
 investment loss of $68,882,
 respectively)..........................    $ 66,664,708      $110,516,013
                                            ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JANUARY 31, 2002

1. Organization and Accounting Policies
Morgan Stanley Latin American Growth Fund (the "Fund"), formerly Morgan Stanley Dean Witter Latin American Growth Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a

Morgan Stanley Latin American Growth Fund
Notes to Financial Statements / / January 31, 2002 CONTINUED

maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. Forward Currency Contracts -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley Latin American Growth Fund
Notes to Financial Statements / / January 31, 2002 CONTINUED

F. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.25% to the portion of daily net assets not exceeding $500 million and 1.20% to the portion of the daily net assets exceeding $500 million.

Prior to June 1, 2001, under a Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company ("TCW"), TCW provided the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of

Morgan Stanley Latin American Growth Fund
Notes to Financial Statements / / January 31, 2002 CONTINUED

Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $21,700,000 at January 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.92%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $75,000 and $100, respectively and received approximately $2,900 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 2002 aggregated $56,212,369 and $77,468,152, respectively.

For the year ended January 31, 2002, the Fund incurred brokerage commissions of $35,033 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Latin American Growth Fund
Notes to Financial Statements / / January 31, 2002 CONTINUED

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $4,000.

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR               FOR THE YEAR
                                          ENDED                      ENDED
                                    JANUARY 31, 2002           JANUARY 31, 2001
                                -------------------------  -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                -----------  ------------  -----------  ------------
CLASS A SHARES
Sold..........................      652,902  $  6,779,875      541,846  $  6,412,961
Redeemed......................     (677,016)   (6,953,442)    (524,401)   (6,097,164)
                                -----------  ------------  -----------  ------------
Net increase (decrease) --
 Class A......................      (24,114)     (173,567)      17,445       315,797
                                -----------  ------------  -----------  ------------
CLASS B SHARES
Sold..........................      388,721     4,026,402    1,370,159    17,649,840
Redeemed......................   (2,769,552)  (26,787,106)  (4,161,466)  (49,590,950)
                                -----------  ------------  -----------  ------------
Net decrease -- Class B.......   (2,380,831)  (22,760,704)  (2,791,307)  (31,941,110)
                                -----------  ------------  -----------  ------------
CLASS C SHARES
Sold..........................       12,236       125,917       62,537       796,624
Redeemed......................      (36,879)     (362,986)     (50,442)     (583,241)
                                -----------  ------------  -----------  ------------
Net increase (decrease) --
 Class C......................      (24,643)     (237,069)      12,095       213,383
                                -----------  ------------  -----------  ------------
CLASS D SHARES
Sold..........................        2,345        25,633      947,876    11,879,492
Redeemed......................     (236,726)   (2,171,996)    (221,713)   (2,596,230)
                                -----------  ------------  -----------  ------------
Net increase (decrease) --
 Class D......................     (234,381)   (2,146,363)     726,163     9,283,262
                                -----------  ------------  -----------  ------------
Net decrease in Fund..........   (2,663,969) $(25,317,703)  (2,035,604) $(22,128,668)
                                ===========  ============  ===========  ============

6. Federal Income Tax Status
During the year ended January 31, 2002, the Fund utilized approximately $3,505,000 of its net capital loss carryover. At January 31, 2002, the Fund had a net capital loss carryover of approximately $83,512,000, to offset future capital gains to the extent provided by regulations, available through January 31 of the following years:

           AMOUNTS IN THOUSANDS
     --------------------------------
      2004     2005     2007    2008
     -------  -------  ------  ------
     $57,715  $19,839  $3,058  $2,900
     =======  =======  ======  ======

Morgan Stanley Latin American Growth Fund
Notes to Financial Statements / / January 31, 2002 CONTINUED

As of January 31, 2002, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency losses. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged $165,915, paid-in-capital was charged $5,421 and accumulated net realized loss was credited $171,336.

7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 2002, there were no outstanding forward contracts.

At January 31, 2002, the Fund's cash balance consisted principally of interest bearing deposits with JP Morgan Chase Bank, the Fund's custodian.

At January 31, 2002, investment in securities of issuers in Mexico and Brazil represented 52.0% and 36.7% of net assets, respectively. These investments, as well as other non-U.S. investments which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

Morgan Stanley Latin American Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                FOR THE PERIOD
                                           FOR THE YEAR ENDED JANUARY 31,                       JULY 28, 1997*
                           --------------------------------------------------------------          THROUGH
                              2002             2001             2000             1999          JANUARY 31, 1998
                           -----------      -----------      -----------      -----------      ----------------
Class A Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 11.90          $12.26           $ 7.33           $ 12.14             $ 15.22
                             -------          ------           ------           -------             -------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................       0.14            0.00            (0.01)             0.15               (0.07)
  Net realized and
   unrealized gain
   (loss)................      (2.02)          (0.36)            4.94             (4.96)              (3.01)
                             -------          ------           ------           -------             -------
Total income (loss) from
 investment operations...      (1.88)          (0.36)            4.93             (4.81)              (3.08)
                             -------          ------           ------           -------             -------

Net asset value, end of
 period..................    $ 10.02          $11.90           $12.26           $  7.33             $ 12.14
                             =======          ======           ======           =======             =======
Total Return+............     (15.80)%         (2.62)%          66.71%           (39.62)%            (20.24)%(1)
Ratios to Average Net
 Assets:
Expenses.................       2.20%(3)        1.96%(3)         2.28%(3)          2.21%(3)            2.15%(2)
Net investment income
 (loss)..................       1.15%(3)        0.05%(3)         0.16%(3)          1.26%(3)           (1.04)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....       $547            $936             $751               $58                $110
Portfolio turnover
 rate....................         73%             44%              59%               27%                 30%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
Financial Highlights CONTINUED

                                                   FOR THE YEAR ENDED JANUARY 31,
                           -------------------------------------------------------------------------------
                              2002             2001             2000             1999             1998*
                           -----------      -----------      -----------      -----------      -----------
Class B Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 11.55          $ 11.99         $   7.24         $  12.09         $  11.47
                             -------          -------         --------         --------         --------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................       0.04            (0.09)           (0.06)            0.05            (0.09)
  Net realized and
   unrealized gain
   (loss)................      (1.93)           (0.35)            4.81            (4.90)            0.71
                             -------          -------         --------         --------         --------
Total income (loss) from
 investment operations...      (1.89)           (0.44)            4.75            (4.85)            0.62
                             -------          -------         --------         --------         --------

Net asset value, end of
 period..................    $  9.66          $ 11.55         $  11.99         $   7.24         $  12.09
                             =======          =======         ========         ========         ========
Total Return+............     (16.36)%          (3.43)%          65.19%          (40.12)%           5.41%
Ratios to Average Net
 Assets:
Expenses.................       2.96%(1)         2.77%(1)         3.06%(1)         2.98%(1)         2.81%
Net investment income
 (loss)..................       0.39%(1)        (0.76)%(1)       (0.62)%(1)        0.49%(1)        (0.64)%
Supplemental Data:
Net assets, end of
 period, in thousands....    $60,159          $99,431         $136,699         $105,678         $272,710
Portfolio turnover
 rate....................         73%              44%              59%              27%              30%

---------------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS B SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
Financial Highlights CONTINUED

                                                                                                FOR THE PERIOD
                                           FOR THE YEAR ENDED JANUARY 31,                       JULY 28, 1997*
                           --------------------------------------------------------------          THROUGH
                              2002             2001             2000             1999          JANUARY 31, 1998
                           -----------      -----------      -----------      -----------      ----------------
Class C Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 11.57          $12.02           $  7.24          $ 12.10             $ 15.22
                             -------          ------           -------          -------             -------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................       0.04           (0.09)            (0.06)            0.06               (0.12)
  Net realized and
   unrealized gain
   (loss)................      (1.92)          (0.36)             4.84            (4.92)              (3.00)
                             -------          ------           -------          -------             -------
Total income (loss) from
 investment operations...      (1.88)          (0.45)             4.78            (4.86)              (3.12)
                             -------          ------           -------          -------             -------

Net asset value, end of
 period..................    $  9.69          $11.57           $ 12.02          $  7.24             $ 12.10
                             =======          ======           =======          =======             =======
Total Return+............     (16.34)%         (3.42)%           65.47%          (40.17)%            (20.50)%(1)
Ratios to Average Net
 Assets:
Expenses.................       2.88%(3)        2.77%(3)          2.95%(3)         2.98%(3)            2.91%(2)
Net investment income
 (loss)..................       0.47%(3)       (0.76)%(3)        (0.51)%(3)        0.49%(3)           (1.76)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....       $504            $887              $776             $369                $792
Portfolio turnover
 rate....................         73%             44%               59%              27%                 30%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
Financial Highlights CONTINUED

                                                                                                FOR THE PERIOD
                                           FOR THE YEAR ENDED JANUARY 31,                       JULY 28, 1997*
                           --------------------------------------------------------------          THROUGH
                              2002             2001             2000             1999          JANUARY 31, 1998
                           -----------      -----------      -----------      -----------      ----------------
Class D Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 11.97          $ 12.30          $ 7.35           $ 12.16             $ 15.22
                             -------          -------          ------           -------             -------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................       0.14             0.00           (0.02)             0.16               (0.04)
  Net realized and
   unrealized gain
   (loss)................      (2.00)           (0.33)           4.97             (4.97)              (3.02)
                             -------          -------          ------           -------             -------
Total income (loss) from
 investment
 operations..............      (1.86)           (0.33)           4.95             (4.81)              (3.06)
                             -------          -------          ------           -------             -------

Net asset value, end of
 period..................    $ 10.11          $ 11.97          $12.30           $  7.35             $ 12.16
                             =======          =======          ======           =======             =======
Total Return+............     (15.54)%          (2.37)%         66.80%           (39.56)%            (20.11)%(1)
Ratios to Average Net
 Assets:
Expenses.................       1.96%(3)         1.77%(3)        2.06%(3)          1.98%(3)            1.86%(2)
Net investment income
 (loss)..................       1.39%(3)         0.24%(3)        0.38%(3)          1.49%(3)           (0.52)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....     $5,455           $9,262            $588                $5                  $8
Portfolio turnover
 rate....................         73%              44%             59%               27%                 30%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Latin American Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Latin American Growth Fund (the "Fund"), formerly Morgan Stanley Dean Witter Latin American Growth Fund, including the portfolio of investments, as of January 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Latin American Growth Fund as of January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
MARCH 13, 2002

Morgan Stanley Latin American Growth Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                            Number of
                                             Term of                                                      Portfolios in
                                           Office and                                                          Fund
                           Position(s)      Length of                                                        Complex
Name, Age and Address of    Held with         Time                                                           Overseen
   Independent Trustee     Registrant        Served*      Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   ---------------  -------------------------------------------  --------------------
Michael Bozic (61)         Trustee       Trustee since    Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 April 1994       Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly Vice Chairman of Kmart Corporation
Counsel to the                                            (December 1998-October 2000), Chairman and
Independent Trustees                                      Chief Executive Officer of Levitz Furniture
1675 Broadway                                             Corporation (November 1995-November 1998)
New York, NY                                              and President and Chief Executive Officer
                                                          of Hills Department Stores (May 1991-July
                                                          1995); formerly variously Chairman, Chief
                                                          Executive Officer, President and Chief
                                                          Operating Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (69)         Trustee       Trustee since    Director or Trustee of the Morgan Stanley                 129
c/o Summit Ventures LLC                  January 1993     Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                             United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                        and Chairman, Senate Banking Committee
Salt Lake City, UT                                        (1980-1986); formerly Mayor of Salt Lake
                                                          City, Utah (1971-1974); formerly Astronaut,
                                                          Space Shuttle Discovery (April 12-19,
                                                          1985); Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (68)       Trustee       Trustee since    Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 September 1997   Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly associated with the Allstate
Counsel to the                                            Companies (1966-1994), most recently as
Independent Trustees                                      Chairman of The Allstate Corporation (March
1675 Broadway                                             1993-December 1994) and Chairman and Chief
New York, NY                                              Executive Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance Company
                                                          (July 1989-December 1994).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Michael Bozic (61)         Director of Weirton Steel
c/o Mayer, Brown, Rowe &   Corporation.
Maw
Counsel to the
Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (69)         Director of Franklin Covey (time
c/o Summit Ventures LLC    management systems), BMW Bank of
1 Utah Center              North America, Inc. (industrial
201 S. Main Street         loan corporation), United Space
Salt Lake City, UT         Alliance (joint venture between
                           Lockheed Martin and the Boeing
                           Company) and Nuskin Asia Pacific
                           (multilevel marketing); member of
                           the board of various civic and
                           charitable organizations.
Wayne E. Hedien (68)       Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &   (private mortgage insurance);
Maw                        Trustee and Vice Chairman of The
Counsel to the             Field Museum of Natural History;
Independent Trustees       director of various other business
1675 Broadway              and charitable organizations.
New York, NY

Morgan Stanley Latin American Growth Fund
Trustee and Officer Information CONTINUED

                                                                                                           Number of
                                            Term of                                                      Portfolios in
                                           Office and                                                         Fund
                           Position(s)     Length of                                                        Complex
Name, Age and Address of    Held with         Time                                                          Overseen
   Independent Trustee     Registrant       Served*      Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   --------------  -------------------------------------------  --------------------
Dr. Manuel H. Johnson      Trustee       Trustee since   Chairman of the Audit Committee and                       129
(53)                                     July 1991       Director or Trustee of the Morgan Stanley
c/o Johnson Smick                                        Funds and the TCW/DW Term Trusts; Senior
International, Inc.                                      Partner, Johnson Smick International, Inc.,
1133 Connecticut Avenue,                                 a consulting firm; Co-Chairman and a
N.W.                                                     founder of the Group of Seven Council
Washington, D.C.                                         (G7C), an international economic
                                                         commission; formerly Vice Chairman of the
                                                         Board of Governors of the Federal Reserve
                                                         System and Assistant Secretary of the U.S.
                                                         Treasury.
Michael E. Nugent (65)     Trustee       Trustee since   Chairman of the Insurance Committee and                   207
c/o Triumph Capital, L.P.                July 1991       Director or Trustee of the Morgan Stanley
237 Park Avenue                                          Funds and the TCW/DW Term Trusts;
New York, NY                                             director/trustee of various investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc. and Morgan
                                                         Stanley Investments LP (since July 2001);
                                                         General Partner, Triumph Capital, L.P., a
                                                         private investment partnership; formerly
                                                         Vice President, Bankers Trust Company and
                                                         BT Capital Corporation (1984-1988).
John L. Schroeder (71)     Trustee       Trustee since   Retired; Chairman of the Derivatives                      129
c/o Mayer, Brown, Rowe &                 April 1994      Committee and Director or Trustee of the
Maw                                                      Morgan Stanley Funds and the TCW/DW Term
Counsel to the                                           Trusts; formerly Executive Vice President
Independent Trustees                                     and Chief Investment Officer of the Home
1675 Broadway                                            Insurance Company (August 1991-September
New York, NY                                             1995).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Dr. Manuel H. Johnson      Director of NVR, Inc. (home
(53)                       construction); Chairman and Trustee
c/o Johnson Smick          of the Financial Accounting
International, Inc.        Foundation (oversight organization
1133 Connecticut Avenue,   of the Financial Accounting
N.W.                       Standards Board).
Washington, D.C.
Michael E. Nugent (65)     Director of various business
c/o Triumph Capital, L.P.  organizations.
237 Park Avenue
New York, NY
John L. Schroeder (71)     Director of Citizens Communications
c/o Mayer, Brown, Rowe &   Company (telecommunications
Maw                        company).
Counsel to the
Independent Trustees
1675 Broadway
New York, NY

Morgan Stanley Latin American Growth Fund
Trustee and Officer Information CONTINUED

Interested Trustees:

                                                                                                                  Number of
                                                      Term of                                                   Portfolios in
                                Position(s)         Office and                                                  Fund Complex
Name, Age and Address of         Held with           Length of                                                   Overseen by
   Interested Trustee           Registrant         Time Served*    Principal Occupation(s) During Past 5 Years    Trustee**
-------------------------   -------------------   ---------------  -------------------------------------------  -------------
Charles A. Fiumefreddo      Chairman, Director    Trustee since    Chairman, Director or Trustee and Chief             129
(68)                        or Trustee and        July 1991        Executive Officer of the Morgan Stanley
c/o Morgan Stanley Trust    Chief Executive                        Funds and the TCW/DW Term Trusts; formerly
Harborside Financial        Officer                                Chairman, Chief Executive Officer and
Center,                                                            Director of the Investment Manager, the
Plaza Two,                                                         Distributor and Morgan Stanley Services,
Jersey City, NJ                                                    Executive Vice President and Director of
                                                                   Morgan Stanley DW, Chairman and Director of
                                                                   the Transfer Agent, and Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries (until June 1998).
James F. Higgins (54)       Trustee               Trustee since    Senior Advisor of Morgan Stanley (since             129
c/o Morgan Stanley Trust                          June 2000        August 2000); Director of the Distributor
Harborside Financial                                               and Dean Witter Realty Inc.; Director or
Center,                                                            Trustee of the Morgan Stanley Funds and the
Plaza Two,                                                         TCW/DW Term Trusts (since June 2000);
Jersey City, NJ                                                    previously President and Chief Operating
                                                                   Officer of the Private Client Group of
                                                                   Morgan Stanley (May 1999-August 2000),
                                                                   President and Chief Operating Officer of
                                                                   Individual Securities of Morgan Stanley
                                                                   (February 1997-May 1999).
Philip J. Purcell (58)      Trustee               Trustee since    Director or Trustee of the Morgan Stanley           129
1585 Broadway                                     April 1994       Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                       of the Board of Directors and Chief
                                                                   Executive Officer of Morgan Stanley and
                                                                   Morgan Stanley DW; Director of the
                                                                   Distributor; Chairman of the Board of
                                                                   Directors and Chief Executive Officer of
                                                                   Novus Credit Services Inc.; Director and/
                                                                   or officer of various Morgan Stanley
                                                                   subsidiaries.


Name, Age and Address of
   Interested Trustee      Other Directorships Held by Trustee
-------------------------  -----------------------------------
Charles A. Fiumefreddo     None
(68)
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)      None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (58)     Director of American Airlines, Inc.
1585 Broadway              and its parent company, AMR
New York, NY               Corporation.

----------------------------

  *  EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS
     ELECTED.
 ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Latin American Growth Fund
Trustee and Officer Information CONTINUED

Officers:

                                                                                        Term of
                                                 Position(s)                          Office and
     Name, Age and Address of                     Held with                            Length of
         Executive Officer                       Registrant                          Time Served*
-----------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (48)               President                            President since May 1999
1221 Avenue of the Americas
New York, NY
Barry Fink (47)                      Vice President, Secretary and        Vice President, Secretary and
1221 Avenue of the Americas          General Counsel                      General Counsel since February 1997
New York, NY
Thomas F. Caloia (56)                Treasurer                            Treasurer since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ


     Name, Age and Address of
         Executive Officer           Principal Occupation(s) During Past 5 Years
-----------------------------------  -------------------------------------------
Mitchell M. Merin (48)               President and Chief Operating Officer of
1221 Avenue of the Americas          Morgan Stanley Investment Management (since
New York, NY                         December 1998); President, Director (since
                                     April 1997) and Chief Executive Officer
                                     (since June 1998) of the Investment Manager
                                     and Morgan Stanley Services; Chairman,
                                     Chief Executive Officer and Director of the
                                     Distributor (since June 1998); Chairman and
                                     Chief Executive Officer (since June 1998)
                                     and Director (since January 1998) of the
                                     Transfer Agent; Director of various Morgan
                                     Stanley subsidiaries; President of the
                                     Morgan Stanley Funds and TCW/DW Term Trusts
                                     (since May 1999); Trustee of various Van
                                     Kampen investment companies (since December
                                     1999); previously Chief Strategic Officer
                                     of the Investment Manager and Morgan
                                     Stanley Services and Executive Vice
                                     President of the Distributor (April
                                     1997-June 1998), Vice President of the
                                     Morgan Stanley Funds (May 1997-April 1999),
                                     and Executive Vice President of Morgan
                                     Stanley.
Barry Fink (47)                      General Counsel (since May 2000) and
1221 Avenue of the Americas          Managing Director (since December 2000) of
New York, NY                         Morgan Stanley Investment Management;
                                     Managing Director (since December 2000),
                                     and Secretary and General Counsel (since
                                     February 1997) and Director (since July
                                     1998) of the Investment Manager and Morgan
                                     Stanley Services; Assistant Secretary of
                                     Morgan Stanley DW; Vice President,
                                     Secretary and General Counsel of the Morgan
                                     Stanley Funds and TCW/DW Term Trusts (since
                                     February 1997); Vice President and
                                     Secretary of the Distributor; previously,
                                     Senior Vice President, Assistant Secretary
                                     and Assistant General Counsel of the
                                     Investment Manager and Morgan Stanley
                                     Services.
Thomas F. Caloia (56)                First Vice President and Assistant
c/o Morgan Stanley Trust             Treasurer of the Investment Manager, the
Harborside Financial Center,         Distributor and Morgan Stanley Services;
Plaza Two                            Treasurer of the Morgan Stanley Funds.
Jersey City, NJ

----------------------------

  *  EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS
     ELECTED.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.                        37939RPT

[MORGAN STANLEY LOGO]

[PHOTO]

Morgan Stanley
Latin American
Growth Fund

ANNUAL REPORT
JANUARY 31, 2002